Exhibit 99.1

CANOPY GROWTH TO MOVE U.S. STOCK EXCHANGE LISTING TO NASDAQ

The Company joins innovation and growth leaders on Nasdaq

Company’s U.S. Ticker symbol to remain “CGC”

November 3, 2020

SMITHS FALLS, ON— Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX:WEED, NYSE:CGC) announced today it will be transferring its U.S. stock exchange listing from the New York Stock Exchange to the Nasdaq Global Select Market effective November 13, 2020 after market close. Common shares of Canopy Growth are expected to begin trading as a Nasdaq-listed security on November 16, 2020, with the shares continuing to trade under the symbol “CGC”.

“By making the move over to Nasdaq, we are joining some of the world’s leading companies that share our passion and focus for innovation,” said David Klein, Canopy Growth CEO. “Making the transition to Nasdaq also provides us with greater cost-effectiveness and access to a suite of tools and services that will help us connect more efficiently with our current and future investors.”

Current retail and institutional investor shares will automatically be transferred over to Nasdaq and current shareholders are not required to take any action. The last day of trading of the Company’s common stock on NYSE is expected to be Friday, November 13, 2020.

___________________

Contact:

Jennifer White

Media Relations

media@canopygrowth.com

Judy Hong

Vice President, Investor Relations & Competitive Intelligence

Judy.hong@canopygrowth.com

Tyler Burns

Director, Investor Relations

Tyler.burns@canopygrowth.com 855-558-9333 ext. 122

____________________

About Canopy Growth Corporation

Canopy Growth (TSX:WEED, NYSE:CGC) is a world-leading diversified cannabis, hemp and cannabis device company, offering distinct brands and curated cannabis varieties in dried, oil and Softgel capsule forms, as well as medical devices through Canopy Growth’s subsidiary, Storz & Bickel GMbH & Co. KG. From product and process innovation to market execution, Canopy Growth is driven by a passion for leadership and a commitment to building a world-class cannabis company one product, site and country at a time.

Canopy Growth’s medical division, Spectrum Therapeutics is proudly dedicated to educating healthcare practitioners, conducting robust clinical research, and furthering the public’s understanding of cannabis, and has devoted millions of dollars toward cutting edge, commercializable research and IP development. Spectrum Therapeutics sells a range of full-spectrum products using its colour-coded classification Spectrum system as well as single cannabinoid Dronabinol under the brand Bionorica Ethics.

Canopy Growth operates retail stores across Canada under its award-winning Tweed and Tokyo Smoke banners. Tweed is a globally recognized cannabis brand which has built a large and loyal following by focusing on quality products and meaningful customer relationships.

From our historic public listing on the Toronto Stock Exchange and New York Stock Exchange to our international expansion, pride in advancing shareholder value through leadership is engrained in all we do at Canopy Growth. Canopy Growth has established partnerships with leading sector names including cannabis icons Snoop Dogg and Seth Rogen, breeding legends DNA Genetics and Green House Seeds, as well as lifestyle guru Martha Stewart and Fortune 500 alcohol leader Constellation Brands, to name but a few. For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward-looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. A discussion of some of the material factors applicable to Canopy Growth Corporation (“Canopy”) can be found under the section entitled “Risk Factors” in Canopy’s Annual Report on Form 10-K for the year ended March 31, 2020, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the filings. Any forward-looking statement included in this press release is made as of the date of this press release and, except as required by law, Canopy disclaims any obligation to update or revise any forward- looking statement. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement.